Tres Palacios Natural Gas Storage Acquisition Overview September 7, 2010 Exhibit 99.1

Forward Looking Statements
NYSE: NRGY, NRGP
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Inergy’s and Inergy Holdings’ current beliefs, expectations or intentions regarding future events.  Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-
looking statements.  These forward-looking statements include, without limitation, Inergy’s and Holdings’ expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to the expectation that the closing conditions will be satisfied and the Tres Palacios acquisition will close, the accretion expectations as a result of Tres Palacios, the availability and timing of any expansion possibilities at Tres Palacios, the expectation that the acquisition will be funded by a combination of debt and equity, the impact on EBITDA, the anticipated future storage capacity at storage projects as well as future demand for such capacity and the timing of the pending simplification transaction with Inergy Holdings, L.P.
All forward-looking statements involve significant risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inergy and Holdings and are difficult to predict.  Examples of such risks, uncertainties and assumptions include, but are not limited to, weather conditions that vary significantly from historically normal conditions, the demand for high deliverability natural gas storage capacity in the Northeast and in Texas, the general level of natural gas and other hydrocarbon product demand, the availability of natural gas, the price of natural gas to the consumer compared to the price of alternative and competing fuels, our ability to successfully implement our business plan for midstream expansion, our ability to generate available cash for distribution to unitholders, the outcome of certificate and rate decisions issued by the Federal
Energy Regulatory Commission, and the costs and effects of legal, regulatory, and administrative proceedings against us or which may be brought against us.
Inergy and Inergy Holdings caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Inergy’s and Inergy Holdings’ most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings.  All subsequent written and oral forward-looking statements concerning Inergy, Inergy Holdings, the proposed merger and related transactions and the Tres Palacios acquisition or other matters and attributable to Inergy or Inergy Holdings or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Neither Inergy nor Inergy Holdings undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Transaction Summary
Inergy has executed a definitive agreement to purchase Tres Palacios Gas Storage LLC, the owner of the Tres Palacios natural gas storage facility located ~100 miles southwest of Houston in Matagorda County, TX for $725 million (plus reimbursement of certain capital expenditures and customary working capital adjustments)
High-deliverability salt dome natural gas storage asset located near metropolitan demand markets of Houston and San Antonio and connected to 10 intrastate and interstate pipelines serving multiple U.S. demand markets
–
38.4 Bcf of working gas capacity with planned expansion to 47.9 Bcf
Transaction positions Inergy as the largest independent natural gas storage operator in the U.S.
–
Total combined working gas capacity of ~80
(a)
Bcf, expandable to ~100 Bcf with planned expansion projects
–
Significantly expands Inergy’s existing natural gas storage operations and establishes a new gas storage platform for future growth
–
Identified expansion opportunities in addition to current Tres Palacios operations
Inergy has secured committed financing to fund the transaction and expects to utilize a combination of long-term debt and equity consistent with its goal of maintaining a strong balance sheet
Transaction expected to create significant long-term strategic value and provide Inergy unitholders attractive economic returns
__________________
(a) Pro forma for Seneca Lake and Tres Palacios acquisitions.

Transaction Benefits
__________________
(a) Forecast run rate FY 2012 Adjusted EBITDA.
Significantly expands natural gas
storage operations
–
Creates largest independent natural gas storage operator
in the U.S. with ~80 Bcf of working gas storage
capacity, expandable to ~100 Bcf
Establishes new midstream market
platform with additional growth
opportunities
Further strengthens and diversifies
cash flow profile
–
Pro forma adjusted EBITDA contribution from
midstream operations expected to be ~43% in FY 2011
and ~50% in FY 2012
Expected to be immediately accretive to
Inergy unitholders
Transaction economics consistent with
expected returns outlined under
NRGY/NRGP merger
27.1
38.4
47.9
0
10
20
30
40
50
60
Current Expected Q4 2010 Expected 2014
Tres Palacios Working Gas Capacity
Pro Forma Adjusted EBITDA
(a)
Midstream
~50%
Propane
~50%

Pipeline Interconnects & Markets Served
Northeast
Midwest
Mid-Atlantic
Southeast
Florida
Barnett
Shale
Pemex / MGI
Eagle Ford Shale
Waha
Freeport
Sabine Pass
Golden Pass
Florida Gas Transmission Co
Natural Gas Pipeline Co
Tennessee Gas Pipeline Co
Texas Eastern Transmission LP
Transcontinental Gas Pipe Line
Kinder Morgan Intrastate System
Enterprise Intrastate System
Tres Palacios Storage
LNG Terminal
Inergy Northeast Storage Hub

Tres Palacios Asset Overview
27.1 Bcf working gas capacity currently in service (Cavern 1 and 2)
Cavern 3 provides additional 11.4 Bcf of working gas capacity (expected in-service Sep-2010)
–
Cavern 3 substantially complete; FERC and TRC authorizations to place in-service received
–
$18 million incremental capex (including base gas)
Cavern 4 provides additional 9.5 Bcf (expected in-service by or before 2014)
–
$67.5 million incremental capex to complete (including base gas) at attractive investment returns
High deliverability characteristics (6+ turns)
–
Maximum withdrawal capacity – 2.5 Bcf/day; maximum injection capacity – 1 Bcf/day
Compression - 24,000 HP existing (48,000 HP permitted)
–
40 mile, 24” bi-directional header system is connected to 10 intrastate and interstate pipelines serving Texas markets as well as U.S. markets in the Northeast, Midwest, Southeast, Mid-Atlantic and Mexico
Rights to develop all caverns leached by Texas Brine on Markham salt dome
Five potential future additional interconnects
–
Trunkline, Crosstex, Gulf South, Dow Pipeline and KM Texas
Asset Characteristics
Future Growth Opportunities

INERGY

Current Interconnects

Station Name	Pipeline Length (Miles)	Target Markets	Capacity (Bcf/d)	Design Volume Bidirectional (MMscfd)	TPGS Tap #/Size	Pipeline MAOP PSIG	Pipeline Tap #/Size
Florida Gas Transmission	5,000	Southeast, Florida	2.3	200	2/16"	975	2/8"
Texas Eastern Transmission	9,200	Northeast, NJ, NY	6.7	300	1/16"	1,100	1/14"
Central Texas Gathering System	NA	Offshore Gathering	NA	400	2/20"	1,050	2/16"
Natural Gas Pipeline	9,306	Midwest, Chicago	4.8	400	2/20"	858	2/12"
Enterprise Texas (Valero)	NA	Texas, San Antonio, Waha	NA	400	1/20"	1,102	1/20"
KM-Tejas	6,000	Mexico, Texas, Houston	5.0	500	2/20"	1,001	2/12"
Transcontinental	10,000	Atlantic Seaboard, Northeast, NYC	8.6	600	2/24"	1,050	2/20"
Enterprise Intrastate-Channel (HPL)	7,860	Texas, Corpus, Houston, Ship Channel	5.5	600	2/24"	936	1/24"
Tennessee Gas Pipeline	14,200	Mexico, Midwest, New England	6.7	700	2/24"	750	2/24"
Total				4,100

Commercial Opportunities
Tres Palacios is strategically positioned to supply large daily needs of the Texas gas-fired power generation market
Facility offers more interconnects than any competing storage asset in Texas market
–
Offers the ability to serve multiple demand markets in Texas as well as Midwestern, Southeastern, Mid-Atlantic,
Northeastern U.S. and Mexico
~90% of existing storage capacity under firm contracts–Inergy expects to contract 100% of existing and incremental storage capacity under firm storage contracts
Provides ability to wheel gas between pipeline systems, offering customers added flexibility
Pooling point for Intercontinental Exchange (ICE); hub for Gulf Coast
Adjacent to Eagle Ford shale and connected to the Perdido gas play; access to LNG regasification plants and import pipelines
Creates synergy opportunities with Inergy’s existing natural gas storage assets in the Northeast via common connections to Tennessee Gas and Transcontinental Pipelines
–
Creditworthy customer base has significant crossover with Inergy’s Northeast natural gas storage facilities

INERGY

TRES PALACIOS GAS STORAGE
Trunkline
Enterprise Texas
Tennessee
TRANSCO
NGPL
Station 30
ENTERPRISE TEXAS
TRUNKLINE
NGPL
TRANSCO
TENNESSEE
TRANSCO
El Campo
Permitted KM-Texas
Permitted Gulf South & Crosstex
Tres Palacios Pipeline Header
KM - TEXAS
TRANSCO
CTGS
GULF SOUTH
Florida Gas & KM Tejas
ENTERPRISE INTRA / HPL
Bay City
FLORIDA GAS
KM - TEJAS
CROSSTEX
Tres Palacios Storage Site
Enterprise Intrastate / HPL
TETCO
TETCO
Colorado
Wharton
Fort Bend
Lavaca
Jackson
Brazoria
Matagorda
Victoria
Calhoun
59
71
35
SCALE IN MILES
0
5
10
Operational Interconnect
Potential Interconnect
4.15.10

8 Tres Palacios Facilities Map

9 Tres Palacios Storage Facility

10 Committed to Generating Industry-Leading Returns to Our Investors